                               EXECUTIVE AGREEMENT

     AGREEMENT  made and  effective as of the 1st day of January,  2005,  by and between  NYFIX,  INC. a Delaware  corporation  with its principal  office at 333
Ludlow  Street,  Stamford,  CT 06902,  and Jay Shaffer,  residing at 445 E. 86th
Street, Apt. 16G, New York, New York, 10028 (hereinafter "Executive").

     In consideration of employment by NYFIX, Inc., a Delaware  corporation,  or any subsidiary or affiliate of NYFIX, Inc. (collectively, "NYFIX," "Employer" or the "Company"), the undersigned Executive and NYFIX hereby agree as follows:

     1. EMPLOYMENT.

     The Company agrees to employ  Executive,  and Executive agrees to enter the employ of the  Company  for the  period  stated in Section 3 hereof and upon the other terms and conditions set forth herein.

     2. POSITION AND RESPONSIBILITIES.

     During  the  period of  employment  hereunder  (the  "Employment  Period"),
Executive agrees to serve as Executive Vice President-Finance and Administration and report to Peter Kilbinger Hansen, Chief Executive Officer of the Company.

     3. TERM OF EMPLOYMENT.

     The  Employment  Period shall be deemed to have  commenced as of January 1,
2005 and shall  continue  for a period of one year until  December  31, 2005 and renew  automatically for one year at a time unless sooner terminated as provided herein, under Section 19a, or by breach of contract.

     4. DUTIES.

     During the Employment Period and except for illness,  vacation periods, and reasonable  leaves of  absence,  Executive  shall  devote  substantially  all of
Executive's  business  time,  attention,  skill,  and  efforts  to the  faithful performance of his or her duties hereunder.

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     5. VACATION.

     In addition to paid holidays, as defined by the Company's holiday schedule,
Executive  shall receive three weeks of paid vacation  during the first calendar year of employment,  and four weeks each year  thereafter  during the Employment period,  with vacation  accruing on a prorata basis during each pay period.  All vacation periods shall be scheduled at the convenience of the Employer.

     6. COMPENSATION.

        (a)  BASE SALARY. Employer  shall  pay  Executive  as  compensation  for
             Executive's  services  hereunder  a total  annual  base  salary  of
             $325,000.00.  Executive  will also be offered to participate in the
             Company's health insurance plan(s) and 401(k) plan.

        (b)  OTHER   COMPENSATION.   Executive  shall  also  be considered for a
             grant of 75,000  options,  subject to approval by the  Compensation
             Committee of the Board of  Directors at the next grant date,  which will be determined by that Committee. These options will be ratably vested over four years, based upon the following  schedule:  25,000 at the first  anniversary  date,  20,000 at the second  anniversary date, and 15,000 each at the third and fourth anniversary dates.

             At any  point of time the  Company  reserves  the  right to  extend special  bonuses or  incentives  which could  include  stock option grants.  However,  such  arrangements  are solely at the  Company's discretion. Executive shall also be entitled to participate in such other benefits as may from time to time be generally made available to the Company's  Executives.  This Agreement is not obligating the
             Company to extend such bonuses or incentives.

     7. PAYMENT TERMS.

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     The  salary  payment  shall be made in  accordance  with the usual  payroll system of the Company, presently bi-weekly.

     8. REIMBURSEMENT OF EXPENSES.

     Employer  shall pay or reimburse  Executive for all  reasonable  travel and other expenses  incurred by Executive in performance of Executive's  obligations under this Agreement, provided that Employer approves such expenses in advance.

     9. NON-COMPETITION.

     (a)  Executive will not during the term of his or her  employment  with the
          Company (the "Employment  Period") or for the first twelve (12) months thereafter,  either  directly or indirectly in any capacity or manner, without NYFIX prior written approval:

          (i)  engage in any activity or employment where it could be reasonably anticipated that Executive would or would be required or expected to use or disclose any  Confidential  Information  (as defined in
               Section 10(d) below) of NYFIX;

          (ii) engage in employment or any  consulting  arrangement  with any of the following companies:  Thomson Financial Services' Trade Route
               or  autex,   Transaction  Network  Services  (TNS),  Radianz,  or
               Liquidnet, or any successor-in-interest of any of them;

          (iii)except in the course of Executive's  duties with NYFIX:  (x) hire any person who was  employed by NYFIX at any time during the last six months of the Employment  Period;  (y) directly or indirectly induce or attempt to induce,  solicit or encourage  any person to leave the employ of NYFIX;  or (z) advise or counsel  any person, other than NYFIX,  with  respect to the  identity or skill set of

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               anyone who was  employed by NYFIX at any time during the last six months of the Employment Period.

     10. NON-DISCLOSURE OF INFORMATION.

     (a)  Executive  acknowledges  that NYFIX's trade secrets,  NYFIX's specific combination of use of third-party  parts,  proprietary  technology and software,  and other  Confidential  Information  as may be shared with
          Executive are valuable and unique assets of NYFIX. NYFIX and Executive recognize  that  access  to  and  knowledge  of  NYFIX's  Confidential
          Information is essential to Executive's duties as a NYFIX Executive.

     (b)  In  return  for  access  to  and  knowledge  of  NYFIX's  Confidential
          Information,  Executive  agrees  that he or she will not,  during  the
          Employment Period or at any time thereafter,  except as agreed to in a prior writing signed by an authorized  representative of NYFIX,  Inc.:
          (i) disclose any such  Confidential  Information to any person,  firm, corporation,  or other  entity for any  reason or purpose  whatsoever;
          (ii) copy any NYFYX  Confidential  Information,  except as  reasonably required to perform Executive's duties for NYFIX; or (iii) make use of any such Confidential  Information for Executive's own purposes or for the benefit of any person, firm,  corporation,  or other entity, other than NYFIX,  under any  circumstances  during or after the  Employment
          Period.

     (c)  On written request made by NYFIX,  Executive agrees to promptly return or destroy (at NYFIX's  option) all  originals and copies of any NYFIX
          Confidential  Information  and shall  confirm in writing that this has been done and that no other Confidential Information or copies thereof exist under Executive's control.

     (d)  The  term   "Confidential   Information"  shall  mean  trade  secrets,
          confidential  knowledge,  nonpublic  data  and any  other  proprietary information of the Company. By way of illustration but not limitation,
          "Confidential  Information"  includes (i)  inventions,  trade secrets, ideas, processes, formulas, data, programs, other works of authorship,
          know-how,  improvements,   discoveries,   developments,   designs  and
          techniques,  in  each  case,  to  the  extent  such  items  relate  to

                                        4

          communications  and/or  business  transactions  with one or more users over  a  computer  network  or  the  Internet;  and  (ii)  information regarding plans for research,  development, new products and services,
          marketing  and  selling,   business  plans,  budgets  and  unpublished
          financial  statements,  licenses,  prices  and  costs,  suppliers  and customers;  and information  regarding the skills and  compensation of any other Executive of the Company.

     11. THE COMPANY'S RIGHT TO INVENTIONS.

     (a)  Executive shall promptly disclose, grant and assign to the Company for its  sole  use  and  benefit  any and  all  inventions,  improvements, technical information, methods and suggestions ("Company Inventions"), and all patent rights,  copyrights,  trade secret rights and all other rights  throughout  the  world  (collectively,  "Proprietary  Rights")
          related to Company Inventions,  whether or not such Company Inventions are patentable or  registrable  under  copyright or similar  statutes, made, conceived,  reduced to practice or learned by Executive,  either alone or jointly with others,  which  Executive may acquire or develop
          (whether or not during  usual  working  hours)  during the  Employment
          Period, together with all patent applications, patents, copyrights and reissues  thereof that may at any time be granted for or upon any such
          Company Inventions.  Executive acknowledges that all original works of authorship which are made by Executive (solely or jointly with others)
          within the scope of his or her employment and which are protectable by copyright  are  "works  made for hire," as that term is defined in the
          United States Copyright Act (17 U.S.C., Section 101).

     (b)  In connection with the Company Inventions:

          (i)  Executive  shall  without  charge,  but  at  the  expense  of the
               Company,   promptly   execute  and  deliver  such   applications,
               assignments and other instruments as may be reasonably  necessary or proper to vest title to any  Company  Inventions  and  related
               Proprietary  Rights in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world;
               and

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          (ii) Executive shall provide to the Company at its expense  (including a  reasonable  payment for the time  involved if Executive is not then an  Executive)  all  reasonable  assistance to prosecute its
               Proprietary  Rights,  or to prosecute or defend any litigation or other  matter  relating  to such  Proprietary  Rights or  Company
               Inventions.

     (c)  Executive  will assist the Company in obtaining and  enforcing  United
          States and foreign  Proprietary  Rights relating to Company Inventions in any and all countries.  To that end Executive will execute,  verify and deliver  such  documents  and perform  such other acts  (including appearances  as a witness) as the Company may  reasonably  request for applying for,  obtaining,  sustaining and enforcing  such  Proprietary
          Rights  and  the  assignment  thereof.  In  addition,  Executive  will execute,  verify and deliver assignments of such Proprietary Rights to the Company or its  designee.  Executive  will assist the Company with respect to Proprietary  Rights relating to such Company  Inventions in any and all countries  during and after the Employment  Period,  and t the Company shall  compensate  Executive at a reasonable rate for time actually spent by Executive after the Employment Period providing such assistance.

     (d)  If the  Company  is  unable  to obtain  Executive's  signature  on any
          document  related  to  Company   Inventions  or  Proprietary   Rights,
          Executive hereby designates the Company and its duly authorized agents as  Executive's  attorney  in fact,  to  execute,  verify and file for
          Executive  any such  documents  and to do all other  acts  related  to
          Company Inventions or Proprietary Rights with the same legal effect as if executed  or done by  Executive.  This power of  attorney  shall be deemed  coupled with an interest and shall be  irrevocable.  Executive hereby waives and quitclaims to the Company any and all claims, of any nature  whatsoever,  which Executive now has or may hereafter have for infringement  of any  Proprietary  Rights  assigned  hereunder  to the
          Company.

     12. OBLIGATION TO KEEP COMPANY INFORMED.

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     During the Employment  Period and for a period of one (1) year  thereafter,
Executive  will  promptly  disclose to the Company fully and in writing and will hold  in  trust  for the  sole  benefit  of the  Company  any  and  all  Company
Inventions.  In addition,  Executive  will promptly  disclose to the Company all patent applications filed by him or her within one (1) year after the Employment
Period that relate to Executive's employment with the Company.

     13. PRIOR INVENTIONS.

     Any  Inventions  that  Executive  made  before  the  Employment  Period are excluded from this Agreement. To avoid uncertainty, Executive lists in Exhibit A all  Inventions  that  Executive  has,  alone or with  others,  made  before the
Employment  Period,  that  Executive  considers to be his or her property or the property of third parties and that  Executive  wishes to have excluded from this
Agreement.  If disclosure of an invention on Exhibit A would cause  Executive to violate any prior  confidentiality  agreement,  Executive understands that he or she is not to list that invention in Exhibit A but is to inform the Company that
Executive has not listed all inventions for that reason.

     14. NO IMPROPER USE OF MATERIALS.

     During the Employment Period, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or other  person  to whom  Executive  has an  obligation  of  confidentiality,  and
Executive  will not bring  onto the  premises  of the  Company  any  unpublished documents  or any property  belonging to any former  employer or other person to whom  Executive  has an  obligation of  confidentiality  unless  consented to in writing by that former employer or person.

     15. NO CONFLICTING OBLIGATION.

     Executive  represents that his or her performance  under this Agreement and as a  Company  Executive  does  not and  will  not  breach  any  confidentiality agreement  covering  information  that Executive  acquired before the Employment
Period.  Executive  has not  entered  into and will not  enter  into any oral or written agreement in conflict herewith.

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     16. RETURN OF COMPANY DOCUMENTS.

     When Executive leaves the employ of the Company,  Executive will deliver to the Company all  materials,  including  copies,  acquired  during the Employment
Period pertaining to the Company or its business,  whether or not such materials contain or disclose Confidential Information.

     17. LEGAL AND EQUITABLE REMEDIES.

     Because Executive's  services are personal and unique and because Executive may have access to and become acquainted with Company Confidential  Information, the Company shall have the right to enforce the  provisions of this Agreement by injunction or other equitable relief,  without bond and without prejudice to any other  rights  and  remedies  that the  Company  may  have for a breach  of this
Agreement,  which Executive  acknowledges will result in irreparable harm to the
Company.

     18. INDEMNIFICATION.

     EXECUTIVE   INDEMNIFIES   THE  COMPANY   AGAINST  ALL  REASONABLE   LOSSES,
LIABILITIES,  COSTS  (INCLUDING  LEGAL COSTS) AND EXPENSES  THAT THE COMPANY MAY
INCUR AS A RESULT OF ANY MATERIAL BREACH (INCLUDING A BREACH ARISING AS A RESULT
OF NEGLIGENCE) OF EXECUTIVE'S OBLIGATIONS UNDER THIS AGREEMENT.

     19. TERMINATION.

     (a) This  Agreement  may be  terminated  by  either  party at any time upon thirty (30) days written notice.

     (b) Notwithstanding Section 19(a), Executive acknowledges that he or she is
         responsible  for  any   disclosure or use of  Confidential  Information
         that results from  Executive's failure to comply with the provisions of
         Section 10 and that such  failure to comply is grounds for disciplining
         Executive up  to and including  immediate  termination  of  Executive's employment with the Company without prior notice.

                                        8

     20. NOTICES.

     Any notices under this  Agreement  shall be given at the address  specified below or at such other  address as the party  shall  specify  in  writing.  Such notice shall be deemed given upon personal  delivery or, if sent by certified or registered mail, three days after the date of mailing.

     21. REPRESENTATIONS.

     Executive  hereby   represents  and  warrants  that  there  is  no  action,
proceeding or  investigation  pending or, to Executive's  knowledge,  threatened against  him or her and  Executive  has not  been  convicted  of,  pleaded  nolo contendere  to, or had an order issued or consent decree entered into in respect of, a charge of violating securities laws or any felony.

     22. GENERAL PROVISIONS.

         22.1 GOVERNING LAW.

     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED  ACCORDING TO THE INTERNAL
SUBSTANTIVE LAWS, AND NOT THE LAWS OF CONFLICTS, OF THE STATE OF NEW YORK.

         22.2 VENUE.

     Except as set forth in the Agreement to Arbitrate  Claims,  dated  December
17, 2004, between Executive and NYFIX (the "Arbitration  Agreement"),  Executive
and NYFIX  agree  that the  exclusive  forum for the  resolution  of any and all disputes or controversies that may arise between them relating to this Agreement shall be the courts of the State of New York or of the United  States of America
located in New York  County,  New York,  and by  execution  and delivery of this
Agreement,   Executive   and  NYFIX   each   hereby   accepts,   generally   and
unconditionally, the exclusive jurisdiction of those courts. Executive and NYFIX
each  hereby  irrevocably   waives,  in  connection  with  any  such  action  or
proceeding, any objection,  including,  without limitation, any objection to the laying of venue or based on the grounds of forum non  convenience,  which it may

                                        9

now or hereafter  have to the bringing of any such action or  proceeding in such respective jurisdictions.

         22.3 ENTIRE AGREEMENT.

     This Agreement and the Arbitration Agreement set forth the entire agreement and  understanding  between the Company  and  Executive  relating to the subject matter

hereof  and  supersede  and merge  all prior  oral and  written  agreements  and discussions between the parties relating to that subject matter. No modification of or  amendment  to this  Agreement,  nor any waiver of any  rights  under this
Agreement,  will be  effective  unless  in  writing  signed  by the  party to be charged.  Any  subsequent  change or changes in  Executive's  duties,  salary or compensation  will not affect the validity or scope of this Agreement.  If there is a  conflict  between  this  agreement  and  the  Arbitration  Agreement,  the
Arbitration Agreement governs and controls.

         22.4 CONSULTANCY.

     As used in this Agreement,  the term  "Employment  Period" is as defined in
Section 3 of this Agreement.

         22.5 ENFORCEMENT; SEVERABILITY.

     It is the desire and the intent of the parties  hereto that the  provisions of this Agreement be enforced to the fullest extent  permissible  under the laws and  public  policy  of  the  jurisdictions  in  which  enforcement  is  sought.
Accordingly,  if any particular  portion or provision of this Agreement shall be adjudicated  to be  invalid  or  unenforceable,  the  remaining  portion or such provision or the remaining  provisions of this Agreement,  or the application of such provision or portion of such provision as is held invalid or  unenforceable to persons  or  circumstances  other  than those to which it is held  invalid or unenforceable, shall not be effected thereby.

         22.6 SUCCESSORS AND ASSIGNS.

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     This  Agreement  will  be  binding  upon  Executive's   heirs,   executors,
administrators  and other legal  representatives  and will be for the benefit of the Company, its successors and its assigns;  PROVIDED, that the Company and any such  successor  or assign  shall  provide  prompt  notice to  Executive  of any assignment of this Agreement.

         22.7 SURVIVAL.

The provisions of this Agreement  shall survive the assignment of this Agreement by the Company to any successor in interest or other assignee. The provisions of this Agreement,  which by their nature and context,  are intended to survive any termination  of  Executive's  employment  with the Company shall so survive such termination.  Without limiting the foregoing, surviving provisions shall include those set forth in Sections 9-13, 16-18, 20 and 22 of this Agreement.

         22.8 WAIVER.

     No waiver by the Company of any breach of this Agreement  shall be a waiver of any  preceding or  succeeding  breach.  No waiver by the Company of any right under this  Agreement  shall be construed  as a waiver of any other  right.  The
Company shall not be required to give notice to enforce strict  adherence to all terms of this Agreement.

         22.9 NO UNANNOUNCED MODIFICATIONS TO SIGNATURE DOCUMENTS.

     By signing and  delivering  this  Agreement  and/or any schedule,  exhibit, amendment,  or addendum  thereto,  each party will be deemed to represent to the other that the signing  party has not made any changes to such document from the draft(s)  originally  provided to the other party by the signing party,  or vice versa,  unless the signing party has expressly  called such changes to the other party's  attention in writing (e.g., by "redlining" the document or by a comment memo or email).

          EXECUTIVE UNDERSTANDS THAT THIS AGREEMENT AFFECTS HIS OR HER RIGHTS TO
INVENTIONS  EXECUTIVE MAKES DURING  EMPLOYMENT  WITH THE COMPANY,  AND RESTRICTS

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EXECUTIVE'S RIGHTS TO DISCLOSE OR USE THE COMPANY'S CONFIDENTIAL INFORMATION AND
TO COMPETE IN BUSINESS WITH THE COMPANY, DURING AND AFTER SUCH EMPLOYMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          EXECUTIVE HAS CAREFULLY READ THIS EMPLOYMENT AGREEMENT AND UNDERSTANDS
ITS TERMS. EXECUTIVE HAS COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.

Dated:  1/3/05
        ---------

                                                    Signature

                                                    /s/ Jay Shaffer
                                                    ----------------------------
                                                    Jay Shaffer
                                                    21 Pippin Place
                                                    New City, NY  10956

Dated:  1/3/05
        --------------

NYFIX, Inc.

By: /s/ Peter Kilbinger Hansen
    --------------------------
    Peter Kilbinger Hansen
    Chief Executive Officer

                                    EXHIBIT A

To:  NYFIX, Inc.:

     1. The  following  is a complete  list of all  inventions  or  improvements relevant to the subject  matter of my  employment  by NYFIX,  Inc. or any of its subsidiaries or affiliates (collectively,  the "Company") that have been made or conceived or first  reduced to practice by me alone or jointly with others prior to my  employment  by the Company that I desire to remove from the  operation of the Employment Agreement to which this Exhibit A is attached.

                   No inventions or improvements.
              ---
                   See below:
              ---

                   Additional sheets attached.
              ---

     2. I  propose  to  bring  to my  employment  the  following  materials  and documents of a former employer:

                   No materials or documents.
              ---

                   See below:
              ---

                   Additional sheets attached.
              ---

   Signature:
              ---------------------------
              Jay Shaffer